Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Safe Harbor Statement Lincoln at Town Square Plano, TX Ashton at Waterford Lakes Orlando, FL Coronado North Newport Beach, CA

4th Largest Apartment REIT Approximately 75,000 apartment homes $7.7 billion total market cap Portfolio positioned to capture job and demographic trends Proven Record of Delivering Shareholder Return: Year to Date: 24% 2 Years: 27% 5 Years: 22% 10 Years: 16% 30 consecutive years of dividend increases Compelling Growth Strategy Operations - accelerating momentum Asset redevelopment - achieving 8% to 10% ROI Development - $1.1B pipeline UDR Overview Lincoln at Towne Square - Plano, TX Lincoln at Towne Square - Plano, TX

UDR Overview We have broad based capabilities to create value in many ways: Operations Acquisitions Dispositions Development Redevelopment

UDR Overview Management Team We have a strong, experienced team: Average tenure with UDR for the top 50 leadership positions in Operations is over 7 years Improved associate turnover from 60% in 2001 to just over 36% in 2006

Top States for 2006 Projected Net Operating Income* California: 26% Florida: 14% Metro D.C.: 14% Texas: 12% North Carolina: 10% Our Holdings as of August 2006 UDR - Operations *ProForma for acquisitions and dispositions under contract **Source: Economy.com

Summary - Five Year Overview 2006 Dispositions reflects $277MM of properties under contract or under agreement to close in the second half of the year 2005 Dispositions includes $69MM in condo sales, 2006 Dispositions includes $58MM in condo sales We have sold over 38% of the portfolio since 2001 We have repositioned through redevelopment another 17% of the portfolio since 2001 Actual returns are consistently outperforming underwriting 2004 Acquisitions - Actual Returns of 6.38%, 68 bps over underwritten cap rates 2005 Acquisitions - Actual Returns of 6.33%, 93 bps over underwritten cap rates Acquisitions and Dispositions

Summary - Five Year Overview 2006 Dispositions reflects $277MM of properties under contract or under agreement to close in the second half of the year 2005 Dispositions includes $69MM in condo sales, 2006 Dispositions includes $58MM in condo sales We have sold over 38% of the portfolio since 2001 We have repositioned through redevelopment another 17% of the portfolio since 2001 Actual returns are consistently outperforming underwriting 2004 Acquisitions - Actual Returns of 6.38%, 68 bps over underwritten cap rates 2005 Acquisitions - Actual Returns of 6.33%, 93 bps over underwritten cap rates Acquisitions and Dispositions

Rents & Reimbursements Per occupied home = $878 Up $47 over prior year Up 5.4% over prior year Occupancy 94.9% - Up 40 bps over prior year Highest level in over four years Concessions Down 11.1% vs. prior year Expenses Up 2.9% over prior year Bottom Line NOI Up 8.0% over prior year 2006 Second Quarter Results UDR - Operations Average Monthly Rent & Reimbursements

Same Store Year Over Year Growth UDR - Operations Revenue NOI Recent Growth Rates are the Highest in over 6 Years

UDR - Operations The Internet makes it easy to do business with us Shop for and reserve apartment, screen for credit, complete application Resident portal for on-line service requests available 4Q2006 Investigating pricing software such as LRO and Yield Star to enable dynamic internet pricing Cost to attract new resident Using internet: $95 Using print/broker: $900 Systems Completed OneSite rollout to all communities in 5 months Electronic purchasing and payment 95% of repair and maintenance purchases completed electronically Two thirds of all vendor invoicing paid electronically, increasing controls, purchasing power, and reducing costs Payroll will be 100% paperless by EOY 2006 Currently testing two electronic resident payment options Technology

2006 Summary UDR - Acquisitions

New Community in San Ramon, CA Built in 2005 250 Homes - $225K Per Home 5.0% Return, $1,516 Avg. Rent May Become Condo Conversion Canyon Oaks UDR - Acquisitions UDR - Acquisitions UDR - Acquisitions

New Community in San Ramon, CA Built in 2006 400 Homes - $225K Per Home 5.0% Return, $1,498 Avg. Rent Mill Creek UDR - Acquisitions

Community in San Diego, CA Built in 1986 250 Homes - $207K Per Home 4.3% Return, $1,268 Avg. Rent May Become Condo Conversion or K/B Upgrade Milazzo UDR - Acquisitions

Community in Nashville, TN 386 Homes Average Monthly Collections: $624 Candidate for Kitchen/Bath Program Strong Operating Team in Nashville - Opportunity for Improved Performance Polo Park UDR - Acquisitions UDR - Acquisitions UDR - Acquisitions

16 garden-style communities 4,646 homes Purchase price: $755 million Current market value: $925 million Condo/density/Etc. market value: $1,100 million Cap rate at purchase: 5.5% Realized cap rate: 6.1% Cost per home: $162,721 Current value: $198,900 Condo/density/etc.: $238,000 2Q2006 Performance Revenue: Up 18.9% vs. 2005 NOI: Up 23.7% vs. 2005 At Current Values, the Essex Acquisition has Added $1.15 per share to NAV and Could Add Another $1.20 if We Execute Condo/Density/Etc. Initiatives Essex Portfolio Acquisition, September, 2004 UDR - Acquisitions

UDR - Sales 2006 Summary

Opportunity to Create Value and Reduce Exposure in Selected Markets at Attractive After-Tax Cap Rates Business that will Produce $2.0 million of Quarterly FFO for Several Years Extensive Pipeline (over 15,000 homes) to Feed the Business for Many Years Condo Summary UDR - Sales

Development Pipeline at July, 2006 UDR - Development

New Development in Rancho Cucamonga, CA 414 Homes $67 million Budget $162,100 Cost per Home 7.5% to 8.0% Return as Apartment Homes In Lease-Up: 71% Leased Verano UDR - Development UDR - Development UDR - Development

Mandalay on the Lake UDR - Development New Development in Los Colinas, TX 367 Homes $32 million Budget $87,200 Cost per Home 7.5% to 8.3% Return as Apartment Homes Expected Completion - 3Q06 In Lease-Up: 55% Leased

Waterside Towers UDR - Development Purchased December 2003 Located in SW Washington D.C., 15 Minute Walk from National Mall Ten-Story Mid-Rise Structure 550 Existing Homes Current Rent: 1 Bed - $1,275 2 Bed - $1,725

UDR - Development Waterside Towers Waterside Towers Waterside Towers ^ Planned Expansion on Existing Property ? 11 story tower ? 200 to 220 homes ? 12,000 to 18,000 sq. ft. for retail ? Estimated cost: $70 million ? Timing: Zoning - 18 mos. Pre-Construction - 14 mos. Construction - 24 mos. Contingency - 4 mos. Total - 60 mos.

JPI - National Apartment Developer Negotiated new development in Marina Del Rey, CA 298 homes $134 million budget $449,700 cost per home 6% to 6.5% return as apartment homes Joint Venture - Princeton Court UDR - Development UDR - Development UDR - Development

Joint Venture - Bellevue, WA Proposed High Rise Development 400 Homes Ground Floor Retail $135 million Budget Structure: 49% UDR/51% SU Development UDR - Development Recent Su Development Project Bellevue, WA Bellevue Plaza Development Site

Reinvest with Exterior Upgrades and Interior Renovations 10 Communities Underway - 3,101 Homes Targeting 8% to 10% Stabilized ROI 7,000 Homes Under Study Full Scope Rehabs UDR - Redevelopment

Built in 1973, Purchased by UDR in December 1991. 576 Homes Full Scope Rehab Approaching Completion Value Created: >$20 million Doubled Cash Flow to $4.6M in 33 Months Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 After Before Legacy at Mayland, Richmond, VA UDR - Redevelopment

Built in 1991, Purchased by UDR in December 1998. 400 Homes Full Scope Rehab Value Created: >$17 million Cash Flow Expected to Grow by 40% to Nearly $5 million Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 After Before Island Walk - Tampa, FL UDR - Redevelopment UDR - Redevelopment

Built in 1984, Purchased by UDR in April 1994. 360 Homes Full Scope Rehab Approaching Completion Value Created: > $10 million Cash Flow Expected to Grow by 57% to Nearly $2.3 million Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 Excel.Sheet.8 After Before Altamira Place - Altamira Springs, FL UDR - Redevelopment UDR - Redevelopment

Full Scope Great Oaks - Elliott City, MD: 299 Homes, January 2007 Start, 2008 Completion Before After UDR - Redevelopment Lakeside North - Altamonte Springs, FL: 360 Homes, Sept. 2005 Start, May 2007 Completion

Kitchen/Bath Program After Before UDR - Redevelopment Dominion Park Green - Raleigh, NC Goals of K/B Program Increase NAV Low-Risk Redevelopment Attract Higher-Grade Resident Higher rent Better care of asset Neighborhood quality Flexibility/Modernization Standardization ? Lower cost maintenance

Upgraded Appliances, Cabinets, Lighting, Flooring, Etc. Targeting 8% to 10% Stabilized ROI 11,000 Completed; > 20,000 in Pipeline Kitchen/Bath Program Before After Providence Court - Charlotte, NC UDR - Redevelopment

After Before Legacy at Mayland - Richmond, VA How We Are Doing It Better? Complexity of execution Cross department cohesion Start with good location Cutting edge design Better cabinets Granite Stainless Steel New lighting Flexibility/adaptation Reconfiguration/modernization Flexible resource allocation Kitchen/Bath Program UDR - Redevelopment

Buying and Selling Communities 2002-05 Acquisitions: $2,153M at 6.2% 2006 Acquisitions: $229M at 5.0% 2002-05 Sales: $1,245M at 6.8% 2006 Sales: $435M at 6.1% Kitchen and Baths 11,000 homes completed, > 20,000 in pipeline Target 8% - 10% ROI Full Scope Redevelopment Rehabs: 3,101 homes in process, 1,052 complete, Pipeline of 7,000 homes $202 million investment with $65,135 estimated total investment per home Target 8% - 10% ROI $426 million in Active Development Pipeline 2,626 homes under construction Target 8% - 10% ROI $611 million in Future Development Pipeline, 3,339 Homes Improving The Value Of Our Real Estate Portfolio Quality and Improvements

Creating Value and Making Money 5 Ways Strong Operator Delivering Stable, Predictable Returns Disciplined Approach to Buying Communities Capturing Value through Sales, created by Demand for Institutional-quality Apartment in Job Growth Markets Creating Value through Development and Redevelopment $536 million investment totaling 5,727 homes $610 million annual future investment totaling 3,339 homes 7% - 8% expected stabilized returns Exceptional Value Multiple expansion potential - $6 to $7 price appreciation at average peer multiple, producing total shareholder return of over 25% 4.4% yield (as of 8/22/2006) Compelling Value Creation Strategy UDR - Summary

Funds From Operations (FFO) - The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States (GAAP)), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity. Adjusted Funds From Operations (AFFO) - AFFO is usually calculated by adjusting out of Funds From Operations (FFO) certain "non cash" revenues and expenses and normalized recurring expenditures that are capitalized by the REIT and then amortized, but which are necessary to maintain a REIT's properties and its revenue stream (e.g., new carpeting and drapes in apartment units, leasing expenses and tenant improvement allowances). This calculation also is called Cash Available for Distribution (CAD) or Funds Available for Distribution (FAD). Definitions